UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

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This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Harman International Industries, Incorporated (the “Company”) pursuant to the terms of the Agreement and Plan of Merger, dated as of November 14, 2016, by and among the Company, Samsung Electronics Co., Ltd., Samsung Electronics America, Inc. and Silk Delaware, Inc.:

1.	Letter to Employees from Dinesh C. Paliwal, the Company’s Chairman, President and Chief Executive Officer

2.	FAQ for the Company’s Employees

3.	Site Leader Presentation, Samsung and HARMAN: A Global Connected Technologies Powerhouse

4.	Investor Presentation, Samsung to Acquire Harman: Accelerating Growth in Automotive Technologies

5.	Investor Call Transcript

6.	Employee Video Transcript

1.	Letter to Employees from Dinesh C. Paliwal, the Company’s Chairman, President and Chief Executive Officer

Employee Letter

Dear Colleagues –

For more than 70 years, HARMAN has maintained a passionate and relentless commitment to delivering the best technologies and solutions for our customers and consumers. We have earned a reputation for being bold – making smart, strategic investments and taking decisive actions to win in the marketplace. With a culture built on innovation, collaboration and speed, we constantly drive transformational changes to elevate experiences for people worldwide.

Today, we are once again revolutionizing our industry. Moments ago, we announced that HARMAN will be acquired by Samsung Electronics, one of the most innovative and admired companies in the world. This transaction will combine Samsung’s expertise in connected mobility, semiconductors, user experience and displays with HARMAN’s unparalleled connected car infotainment, telematics, OTA, cybersecurity, audio, sound management systems and software services expertise to create what we believe will be the world’s most comprehensive connected technologies company.

Our companies share a culture of speed, innovation and technology. Both Samsung and HARMAN believe that this transaction is an incredible strategic fit that will maximize the complementary strengths we each bring, including talent, experience, networks and technologies. HARMAN will also gain access to Samsung’s unparalleled global scale, R&D capabilities and distribution channels, enabling us to accelerate innovation across all four of our businesses and drive faster, greater growth in the automotive, consumer, and enterprise and entertainment markets. I am also excited about the enormous professional growth opportunities that will open up for you as HARMAN becomes part of a larger, more diversified company.

Building on that point, Samsung has a very strong appreciation for HARMAN’s employees, knowledge, capabilities and iconic brands and plans to retain our workforce, headquarters, facilities and all of our brands. There is very little overlap between the two companies and so Samsung will look to us to maintain our upward momentum and continue to execute on our strategic priorities. To ensure we continue to leverage HARMAN’s talent and assets, following the close of the transaction, I will lead HARMAN as a new Samsung standalone subsidiary along with the HARMAN leadership team, and we will continue to be based in Stamford.

As with any transaction of this size, there are a number of steps that need to be taken before the combination is completed. Subject to customary closing conditions, we expect the transaction to close in mid-2017, and until then, HARMAN and Samsung will remain separate companies. In short, it is business as usual, and it is important that we all stay focused on achieving the business at hand.

I recognize that you may have questions about this announcement. As a start, please see the attached FAQs. In addition, I will host an all-employee call later today at 11:00 AM ET for our teams in the U.S. and Europe and a call for our Asia employees tonight at 10:30 PM ET. Invitations to the calls will follow.

As always, communications will be a top priority throughout the process and continuing through the integration. While there will be many important details to work through, the management team and I will provide updates along the way to keep you informed.

On behalf of the HARMAN Board of Directors and senior leadership team, thank you for your hard work that has made this exciting transaction possible. Today, we take a tremendous step forward in creating a connected technologies global powerhouse that will allow us to continue exceeding the high expectations we’ve set for ourselves and for our customers around the world. We have blazed trails throughout our history – and we’re doing it again!

All the best,

Dinesh

Additional Information and Where to Find It

In connection with the proposed transaction, HARMAN will file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, HARMAN’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. HARMAN investors and security holders may obtain a free copy of the proxy statement and other documents that HARMAN files with the SEC (when available) from the SEC’s website at www.sec.gov and the “Investors” section of www.HARMAN.com. In addition, the proxy statement and other documents filed by HARMAN with the SEC (when available) may be obtained from HARMAN free of charge by writing to HARMAN International Industries, Incorporated, Attention: Corporate Secretary, 400 Atlantic Street, Suite 1500, Stamford, Connecticut 06901, or by calling (203) 328-3500.

Participants in the Solicitation

HARMAN and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from HARMAN’s stockholders with respect to the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of such individuals in HARMAN’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, filed with the SEC on August 11, 2016, and its definitive proxy statement for the 2016 annual meeting of stockholders, filed with the SEC on October 25, 2016. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the “Investors” section of www.HARMAN.com.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this communication, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. HARMAN may be subject to certain risks during the pendency of the transaction, and may not be able to complete the proposed transaction on the terms described herein or other acceptable terms or at all because of a number of factors, including without limitation (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain the requisite approval of HARMAN’s stockholders or the failure to satisfy the other closing conditions, (3) risks related to disruption of management’s attention from HARMAN’s ongoing business operations due to the pending transaction and (4) the effect of the announcement of the pending transaction on the ability of HARMAN to retain and hire key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent HARMAN’s and SAMSUNG’s views as of the date on which such statements were made. HARMAN and SAMSUNG anticipate that subsequent events and developments may cause their respective views to change. However, although HARMAN and SAMSUNG may elect to update these forward-looking statements at some point in the future, each specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the views of HARMAN or SAMSUNG as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of HARMAN are described in the risk factors included in HARMAN filings with the SEC, including HARMAN’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, which risk factors are incorporated herein by reference.

2.	FAQ for the Company’s Employees

Employee FAQ

1.	What was announced today?

•	Today we announced a definitive agreement under which HARMAN will be acquired by Samsung, one of the most innovative and admired companies in the world.

•	With this transaction, we will leverage the strengths of both companies to create what we believe will be the most comprehensive connected technologies company in the world.

•	We expect this transaction will accelerate innovation across all four of HARMAN’s businesses and drive faster, greater growth in the automotive, consumer, and professional markets.

•	We are also excited about the many career development and advancement opportunities this transaction will create for HARMAN employees as we become part of a larger, more diversified company.

2.	Why is HARMAN combining with Samsung? What are the benefits of the transaction?

•	Samsung is one of the most innovative and admired companies in the world.

•	This transaction will combine Samsung’s expertise in connected mobility, semiconductors, user experience and displays with HARMAN’s unparalleled connected car infotainment, telematics, OTA, cybersecurity, audio, sound management systems and software services expertise to create what we believe will be the world’s most comprehensive connected technologies company.

•	Both companies believe that this transaction represents an incredible strategic fit that will maximize the complementary strengths we each bring including talent, experience, networks and technologies.

•	We are confident that, with Samsung, we can drive even greater growth and success for our company and our customers.

3.	What does this mean for employees?

•	Samsung has a great appreciation for our employees, knowledge, capabilities and iconic brands and plans to retain our workforce, headquarters, facilities and all of our brands.

•	This transaction will provide many career development and advancement opportunities for HARMAN employees as we become part of a larger, more diversified company.

•	Until the transaction is completed, it is business as usual and it is important that we stay focused on executing our strategy to drive value for our shareholders and customers around the world.

•	This transaction is a testament to your hard work.

4.	Will my compensation and benefits be affected as a result of the transaction?

•	Until the transaction is completed, which we expect to occur in mid-2017, HARMAN and Samsung will remain separate companies and your compensation and benefits continue in the ordinary course.

•	It is early in this process and details with respect to future compensation and benefits will be communicated to you as they are finalized.

•	We are committed to keeping you informed.

5.	Will there be new opportunities in terms of jobs and relocation? Will I be asked to relocate? Will I have the opportunity to relocate?

•	Upon the closing of the transaction, HARMAN will operate as a standalone company led by HARMAN’s senior leadership team.

•	Samsung plans to retain HARMAN’s workforce, headquarters, facilities and all of its brands.

•	Post-closing, we expect many opportunities for career development and advancement for HARMAN employees as part of a larger, more diversified company.

6.	Do you expect layoffs as a result of this transaction?

•	Samsung has a great appreciation for our employees and we believe this transaction will enable professional growth opportunities for HARMAN employees.

•	Both companies believe that this transaction is an incredible strategic fit that will maximize the complementary strengths of HARMAN and Samsung, including talent and experience.

•	There is very little overlap between the two companies and Samsung will look to us to maintain our momentum and continue executing on our strategic priorities.

•	This combination is about driving growth and innovation – not cost cutting.

7.	What are the plans to integrate HARMAN and Samsung? Who will lead the integration process?

•	We have only just announced this exciting combination, and there are still many decisions to be made.

•	Until the transaction closes, HARMAN and Samsung remain separate companies. During this period, do not initiate collaborations with or respond to requests for information from Samsung.

•	We expect to form an integration team, comprising representatives from both organizations, to plan for the combination upon the closing.

•	We will share additional details with you as they become available. Both companies are committed to a smooth transition as we work to become part of Samsung, including a seamless transition for our employees.

8.	Who will lead the company? What will happen to the HARMAN management team?

•	Upon the closing, HARMAN will operate as a standalone company led by HARMAN’s senior leadership team.

•	Samsung plans to retain HARMAN’s workforce, headquarters and facilities, as well as all of its brands.

9.	What will happen to the HARMAN brands?

•	Samsung appreciates the strength of HARMAN’s brand portfolio.

•	Samsung plans to retain all of HARMAN’s brands and operate HARMAN as a standalone subsidiary of Samsung.

10.	Will this announcement have an immediate impact on day-to-day operations at HARMAN?

•	It is business as usual and it is important that we stay focused on achieving the business at hand.

•	Both companies are committed to a smooth transition as we work to become part of Samsung, including a seamless transition for our employees, customers and business partners.

11.	What will happen to HARMAN’s headquarters? Facilities?

•	Samsung plans to retain HARMAN’s workforce, headquarters, facilities and all of its brands.

12.	What does this mean for our customers?

•	This should be exciting for our customers. By combining with Samsung, HARMAN will have access to Samsung’s unparalleled global scale, R&D capabilities and distribution channels.

•	We expect this to enable us to accelerate innovation across all four of our businesses and drive faster, greater growth in the automotive, consumer, and professional markets.

•	Particularly in automotive, this combination enhances our end-to-end solutions for our customers.

13.	What should I say if a customer or business partner asks me about the transaction?

•	You should tell them that this transaction will unite two innovative companies with a shared commitment to serving customers.

•	With Samsung, we will accelerate our mission of designing and engineering exciting new connected products and solutions.

•	As part of a larger, more diversified company, we will be able to achieve new levels of growth, innovation and service.

•	Until the transaction closes, it remains business as usual at HARMAN.

14.	What do I do if I am contacted by a member of the press about the transaction?

•	Consistent with HARMAN’s policy, if you receive any external inquiries from shareholders, analysts or media, please forward them immediately to Darrin Shewchuk at darrin.shewchuk@harman.com / 203.328.3834.

15.	When will I receive additional information on the transaction and from whom?

•	While there will be many important details to work through, the management team will provide updates along the way to keep you informed.

•	We encourage you to reach out to your managers with any questions you may have.

Additional Information and Where to Find It

In connection with the proposed transaction, HARMAN will file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, HARMAN’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. HARMAN investors and security holders may obtain a free copy of the proxy statement and other documents that HARMAN files with the SEC (when available) from the SEC’s website at www.sec.gov and the “Investors” section of www.HARMAN.com. In addition, the proxy statement and other documents filed by HARMAN with the SEC (when available) may be obtained from HARMAN free of charge by writing to HARMAN International Industries, Incorporated, Attention: Corporate Secretary, 400 Atlantic Street, Suite 1500, Stamford, Connecticut 06901, or by calling (203) 328-3500.

Participants in the Solicitation

HARMAN and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from HARMAN’s stockholders with respect to the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of such individuals in HARMAN’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, filed with the SEC on August 11, 2016, and its definitive proxy statement for the 2016 annual meeting of stockholders, filed with the SEC on October 25, 2016. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the “Investors” section of www.HARMAN.com.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this communication, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. HARMAN may be subject to certain risks during the pendency of the transaction, and may not be able to complete the proposed transaction on the terms described herein or other acceptable terms or at all because of a number of factors, including without limitation (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain the requisite approval of HARMAN’s stockholders or the failure to satisfy the other closing conditions, (3) risks related to disruption of management’s attention from HARMAN’s ongoing business operations due to the pending transaction and (4) the effect of the announcement of the pending transaction on the ability of HARMAN to retain and hire key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent HARMAN’s and Samsung’s views as of the date on which such statements were made. HARMAN and Samsung anticipate that subsequent events and developments may cause their respective views to change. However, although HARMAN and Samsung may elect to update these forward-looking statements at some point in the future, each specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the views of HARMAN or Samsung as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of HARMAN are described in the risk factors included in HARMAN filings with the SEC, including HARMAN’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, which risk factors are incorporated herein by reference.

3.	Site Leader Presentation, Samsung and HARMAN: A Global Connected Technologies Powerhouse

Samsung and HARMAN: A Global Connected Technologies Powerhouse
NOVEMBER 14, 2016
HARMAN
©2016 HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED 1

HARMAN
ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS
Additional Information and Where to Find It
In connection with the proposed transaction, HARMAN will file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, HARMAN’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. HARMAN investors and security holders may obtain a free copy of the proxy statement and other documents that HARMAN files with the SEC (when available) from the SEC’s website at www.sec.gov and the “Investors” section of www.HARMAN.com. In addition, the proxy statement and other documents filed by HARMAN with the SEC (when available) may be obtained from HARMAN free of charge by writing to HARMAN International Industries, Incorporated, Attention: Corporate Secretary, 400 Atlantic Street, Suite 1500, Stamford, Connecticut 06901, or by calling (203) 328-3500.
Participants in the Solicitation
HARMAN and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from HARMAN’s stockholders with respect to the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of such individuals in HARMAN’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, filed with the SEC on August 11, 2016, and its definitive proxy statement for the 2016 annual meeting of stockholders, filed with the SEC on October 25, 2016. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the “Investors” section of www.HARMAN.com.
Forward-Looking Statements
Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this communication, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. HARMAN may be subject to certain risks during the pendency of the transaction, and may not be able to complete the proposed transaction on the terms described herein or other acceptable terms or at all because of a number of factors, including without limitation (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain the requisite approval of HARMAN’s stockholders or the failure to satisfy the other closing conditions, (3) risks related to disruption of management’s attention from HARMAN’s ongoing business operations due to the pending transaction and (4) the effect of the announcement of the pending transaction on the ability of HARMAN to retain and hire key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally.
Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent HARMAN’s and SAMSUNG’s views as of the date on which such statements were made. HARMAN and SAMSUNG anticipate that subsequent events and developments may cause their respective views to change. However, although HARMAN and SAMSUNG may elect to update these forward-looking statements at some point in the future, each specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the views of HARMAN or SAMSUNG as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of HARMAN are described in the risk factors included in HARMAN filings with the SEC, including HARMAN’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, which risk factors are incorporated herein by reference.
©2016 HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED 2

HARMAN
SAMSUNG AND HARMAN: AN IDEAL STRATEGIC FIT
SHARED CULTURE OF COLLABORATION, SPEED AND EXECUTION WILL DRIVE SUCCESS
Expanded resources to accelerate growth and success
Complementary technologies and expertise
Independent structure to ensure focus, continuity and speed
©2016 HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED 3

Expanded Resources
HARMAN
THE WORLD OF SAMSUNG COMING TO HARMAN
SAMSUNG
SAMSUNG’S 2020 VISION: INSPIRE THE WORLD, CREATE THE FUTURE
Global Powerhouse
5th Most Innovative Companies (BCG 2015)
7th Best Global Brand (Interbrand 2015)
11th World’s Most Valuable Brands (Forbes 2015)
#13 on Fortune 500 list
83 countries
325,000+ employees
Market Leadership
Products with No. 1 Market Share
Televisions
Smartphones
Memory (DRAM, NAND, SSD)
Display Drivers IC
Digital Signage
Refrigerators
Commitment to Innovation
70,000+ Total Engineers; 34 R&D Centers
$33 Million Daily R&D Investment
1,700 Total Designers; 6 Design Centers
5,072 (#2 in U.S)
2,300 (#2 in Europe)
Total Patents Registered
©2016 HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED 4

HARMAN
SAMSUNG AND HARMAN SYNERGIES
HEADPHONES
WEARABLE
MOBILE
ON THE GO
VIDEO
AUDIO
DISPLAY
LIGHTING
AT VENUES
CONTROL
SERVICE DELIVERY PLATFORM
OTA UPDATES
SOUND MANAGEMENT
IN THE CAR
REAR SEAT ENTERTAINMENT
BIG DATA ANALYTICS
CLOUD
AI
ADAS
HUD, UX/UI DISPLAY
SECURITY
CONNECTIVITY
FUTURE COCKPIT
DIGITAL CLUSTERS
5G
ELECTRIFICATION
SMART HOME/IOT
SUHD TV
HOME THEATER
SPEAKERS
SMART APPLIANCES
IN THE HOME
Scale Channels R&D Brands Talent
5
©2016 HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED 5

Independent Structure
HARMAN
STANDALONE SUBSIDIARY; STRONGER SOLUTIONS
COMMITMENT TO CONTINUITY FOR HARMAN WORKFORCE, HEADQUARTERS, FACILITIES, BRANDS
Connected Car
Creates end-to-end connected car powerhouse with scale and partnerships that are essential to winning long-term
Lifestyle Audio
Uniting Samsung’s video expertise with HARMAN’s unparalleled audio products and software creates stronger distribution and portfolio of leading brands for automotive and consumer electronics
Professional Solutions
Samsung’s display technology will complement HARMAN’s expertise in audio, lighting, video switching and enterprise automation
Connected Services
Samsung will leverage HARMAN’s software expertise for Samsung’s markets and enterprises
©2016 HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED 6

HARMAN
WHAT THIS MEANS FOR EMPLOYEES
“THIS IS A TESTAMENT TO HARMAN’S TALENTED TEAM AND TRACK RECORD OF SUCCESS.”
-DINESH PALIWAL
SAMSUNG APPRECIATES HARMAN EMPLOYEES, CAPABILITIES AND ICONIC BRANDS COMPANIES SHARE A CULTURE OF SPEED, INNOVATION AND EXECUTION
OPPORTUNITIES FOR PROFESSIONAL GROWTH AS PART OF LARGER ORGANIZATION EMPLOYEES ESSENTIAL TO CONTINUED SUCCESS
IMPORTANT TO STAY FOCUSED ON EXECUTION, WINNING
©2016 HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED 7

HARMAN
WHAT COMES NEXT
BUSINESS AS USUAL
Transaction expected to close in mid-2017, subject to HARMAN shareholder approval and other customary closing conditions
Samsung and HARMAN expect to form integration team in the near future
Shared commitment to a smooth transition for employees, customers and partners
Until the transaction closes, we remain separate companies
Do not initiate collaborations or respond to requests for information
Discuss longer-term business decisions with supervisor
Communications will be a priority; Check HARMAN Hub for updates
©2016 HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED 8

Q&A
NOVEMBER 14, 2016
HARMAN
©2016 HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED 9

4.	Investor Presentation, Samsung to Acquire Harman: Accelerating Growth in Automotive Technologies

SAMSUNG | HARMAN
SAMSUNG TO ACQUIRE HARMAN
Accelerating Growth in Automotive Technologies
NOVEMBER 14, 2016

Additional Information and Forward-Looking Statements
Additional Information and Where to Find It
In connection with the proposed transaction, HARMAN will file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, HARMAN’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. HARMAN investors and security holders may obtain a free copy of the proxy statement and other documents that HARMAN files with the SEC (when available) from the SEC’s website at www.sec.gov and the “Investors” section of www.harman.com. In addition, the proxy statement and other documents filed by HARMAN with the SEC (when available) may be obtained from HARMAN free of charge by writing to HARMAN International Industries, Incorporated, Attention: Corporate Secretary, 400 Atlantic Street, Suite 1500, Stamford, Connecticut 06901, or by calling (203) 328-3500.
Participants in the Solicitation
HARMAN and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from HARMAN’s stockholders with respect to the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of such individuals in HARMAN’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, filed with the SEC on August 11, 2016, and its definitive proxy statement for the 2016 annual meeting of stockholders, filed with the SEC on October 25, 2016. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the transaction when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the “Investors” section of www.harman.com.
Forward-Looking Statements
Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this communication, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. HARMAN may be subject to certain risks during the pendency of the transaction, and may not be able to complete the proposed transaction on the terms described herein or other acceptable terms or at all because of a number of factors, including without limitation (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain the requisite approval of HARMAN’s stockholders or the failure to satisfy the other closing conditions, (3) risks related to disruption of management’s attention from HARMAN’s ongoing business operations due to the pending transaction and (4) the effect of the announcement of the pending transaction on the ability of HARMAN to retain and hire key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally.
Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent HARMAN’s and Samsung’s views as of the date on which such statements were made. HARMAN and Samsung anticipate that subsequent events and developments may cause their respective views to change. However, although Harman and Samsung may elect to update these forward-looking statements at some point in the future, each specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the views of HARMAN or Samsung as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of HARMAN are described in the risk factors included in HARMAN filings with the SEC, including HARMAN’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, which risk factors are incorporated herein by reference.
This communication also makes reference to HARMAN’s awarded business or “backlog”, which represents the estimated future lifetime net sales for all of HARMAN’s automotive customers. HARMAN’s awarded business does not represent firm customer orders. HARMAN reports its awarded business primarily based on written award letters. To validate these awards, HARMAN uses various assumptions including global vehicle production forecasts, customer take rates for HARMAN’s products, revisions to product life cycle estimates and the impact of annual price reductions and exchange rates, among other factors. The term “take rate” represents the number of units sold by HARMAN divided by an estimate of the total number of vehicles of a specific vehicle line produced during the same timeframe. The assumptions HARMAN uses to validate these awards are updated and reported externally on an annual basis.
2 SAMSUNG | HARMAN

Smart Technologies Will Enable the Vehicle of Tomorrow
The combination of Samsung and HARMAN will empower OEMs to rapidly deploy connected car technologies and services
SERVICE DELIVERY PLATFORM
OTA UPDATES
SOUND MANAGEMENT
BIG DATA ANALYTICS
REAR SEAT ENTERTAINMENT
CLOUD
AI
ADAS
HUD, UX/UI DISPLAY
SECURITY
CONNECTIVITY
FUTURE COCKPIT
DIGITAL CLUSTERS
5G
ELECTRIFICATION
$100B+ Market Opportunity 1
3 1) Addressable market in 2025 – Samsung analysis.
SAMSUNG | HARMAN

Compelling Strategic Transaction
Accelerates Samsung’s entry into projected $100B+ automotive technology market1
Strong growth opportunities through HARMAN’s leadership as a global Tier 1 supplier to OEMs
Combines HARMAN’s leading audio portfolio with Samsung’s consumer technology platform
Highly complementary partners
Breakthrough technologies
Strong brands
Market-leading R&D
Shared cultural commitment to speed, innovation and technology
Immediately accretive to Samsung’s earnings and provides significant long-term revenue growth opportunities
Delivers significant and immediate value to HARMAN’s shareholders
HARMAN will be a standalone subsidiary – ensures continuity while leveraging Samsung’s scale and technology
4 1) Addressable market in 2025 – Samsung analysis.
SAMSUNG | HARMAN

The Next Step in Samsung’s Long-Term Strategy
Pre-2015
2015
2016
2016-2017
EVALUATE OPPORTUNITY IN AUTOMOTIVE TECHNOLOGIES
FORM AUTOMOTIVE ELECTRONICS BUSINESS TEAM
MAKE INVESTMENTS IN AUTOMOTIVE TECHNOLOGIES
ACQUIRE PREMIER TIER 1 SUPPLIER
Samsung’s Strategic Initiatives
Establish significant presence in a large and rapidly
growing automotive technologies market
Develop new products that build on core,
industry-leading technologies in connected
mobility, semiconductors and displays
Continue to invest heavily in innovation leadership
Enhance shareholder value and maintain commitment
to operational discipline
Samsung + HARMAN
Builds on HARMAN’s leadership as a global Tier 1 supplier to
OEMs by leveraging Samsung’s core technology
Delivers fully integrated end-to-end solutions to automotive
OEMs and consumers – leverages strong brands
Combines two R&D leaders to create innovative connected car
platforms and audio & video solutions
Provides substantial revenue and earnings growth
opportunities across automotive, audio, IoT and professional markets
5
SAMSUNG HARMAN

HARMAN Highlights
Market Leader
Global Footprint
Innovation Leader
$7B revenue1
30,000 professionals worldwide
6,300 patents and patents pending
EBITDA $866M1
15,000 engineers and R&D professionals
56 design awards in 2015
3 GRAMMY® awards – AKG, JBL, Lexicon
$24B auto order backlog2
25+ countries: Americas, Europe and Asia
2 Academy Awards
16+ leading brands
6 1) LTM as of September 30, 2016, 2) As of June 30, 2016.
SAMSUNG HARMAN

HARMAN: Technologies for a Connected Life
Connected Car
Lifestyle Audio
Professional Solutions
Connected Services
Navigation, Multimedia, Tuner, Connectivity, Telematics, Safety & Cyber Security Solutions
Premium Branded Audio Products and Sound Management Software for the Car, Home and On the Go
Audio, Lighting, Video Switching and Automation for Enterprise and Entertainment
Cloud, Mobility, Analytics Solutions with OTA Updates for Auto, Mobile and Enterprises
44% of LTM Revenue1
32% of LTM Revenue1
14% of LTM Revenue1
9% of LTM Revenue1
7 1) As of September 30, 2016. The percentages do not add to 100% due to rounding.
SAMSUNG HARMAN

Best-in-Class Complementary Capabilities
A true convergence of technologies, relationships and brands
Samsung
Leading #1 in smartphones
Connected #1 in consumer electronics
Devices Leader in UX, 5G and IoT
#1 in display
Leading Core
#1 in memory
Technology
#2 in semiconductors
$23B in CapEx and $13B R&D spend
Innovation Top 3 in global corporate
Powerhouse venture capital
#2 in patents in U.S. and Europe
HARMAN
Leading 36+ global auto brands
Auto OEM $24B backlog1
Relationships 30M cars with HARMAN technology
#1 connected car technology
Leading Auto (infotainment, telematics, OTA,
and Audio cybersecurity, sound management)
Technology #1 in branded car audio
Leading
Consumer
Brands
8 1) As of June 30, 2016. 2) For automotive.
SAMSUNG HARMAN

Samsung and HARMAN Growth Opportunities
Complementary technologies create opportunities across the connected ecosystem
HEADPHONES
WEARABLE
MOBILE
ON THE GO
VIDEO
DISPLAY
AUDIO
LIGHTING
CONTROL
AT VENUES
IN THE CAR
SOUND MANAGEMENT
BIG DATA ANALYTICS
OTA UPDATES
REAR SEAT ENTERTAINMENT
SERVICE DELIVERY PLATFORM
ADAS
AI
CLOUD
SECURITY
HUD, UX/UI DISPLAY
CONNECTIVITY
FUTURE COCKPIT
DIGITAL CLUSTERS
5G
ELECTRIFICATION
HOME THEATER
TV
SMART HOME/IOT
SPEAKERS
SMART APPLIANCES
IN THE HOME
Scale Channels R&D Brands Talent
9
SAMSUNG HARMAN

Transaction Summary
Total consideration of $112 per share in cash, or a total equity value of approximately $8B
Transaction - Samsung expects to fund the transaction with cash on hand
Terms Delivers significant and immediate value to HARMAN shareholders
- 28% premium to HARMAN’s closing stock price on November 11, 2016 and 37% premium to 30-day VWAP
Significant long-term growth opportunities across auto, audio and component end markets
Financial
Stable business with high visibility - $24B auto backlog1
Attributes Immediately accretive to Samsung’s earnings
HARMAN will be a standalone subsidiary
Organizational
HARMAN’s management, workforce and headquarters will remain in place
Structure Retaining consumer and professional brands
Closing Expected to close by mid-2017, subject to regulatory approvals and HARMAN’s shareholder vote, and other customary closing conditions
10 1) As of June 30, 2016.
SAMSUNG HARMAN

“
Samsung’s innovation and leadership in technology and connectivity is a natural fit with HARMAN’s strong global customer base, impressive track record of cutting edge technologies and proven management team. This strategic combination will be very compelling to automakers who are demanding end-to-end solutions for the connected car and autonomous driving.
STEPHEN J. GIRSKY
Former Vice Chairman General Motors
Current Managing Partner VectoIQ
NORTH AMERICA
“
A new star is rising in automotive technology, electrification, digitization and autonomous driving all under one roof with a strong technology portfolio and huge synergies and possibilities between the merger of partners HARMAN and Samsung.
RICKY HUDI
Former Executive Vice President, Global Electronics and Software, AUDI AG
Founder & Current Managing Director Future Mobility Technologies GmbH
EUROPE
11
SAMSUNG | HARMAN

Compelling Strategic Transaction
Accelerates Samsung’s entry into projected $100B+ automotive technology market1
Strong growth opportunities through HARMAN’s leadership as a global Tier 1 supplier to OEMs
Combines HARMAN’s leading audio portfolio with Samsung’s consumer technology platform
Highly complementary partners
- Breakthrough technologies
- Strong brands
- Market-leading R&D
- Shared cultural commitment to speed, innovation and technology
Immediately accretive to Samsung’s earnings and provides significant long-term revenue growth opportunities
Delivers significant and immediate value to HARMAN’s shareholders
HARMAN will be a standalone subsidiary - ensures continuity while leveraging Samsung’s scale and technology
12 1) Addressable market in 2025 - Samsung analysis.
SAMSUNG | HARMAN

5.	Investor Call Transcript

CORPORATE PARTICIPANTS

David Steel Samsung Electronics Limited - EVP and Head of Global Communications

Young Sohn Samsung Electronics Limited - President and Chief Strategy Officer

Dinesh Paliwal Harman International Industries - Chairman, President and CEO

CONFERENCE CALL PARTICIPANTS

Dohoon Lee CIMB Investment Bank - Analyst

Peter Yu BNP Paribas Group - Analyst

David Lim Wells Fargo Securities - Analyst

Daniel Kim Macquarie Research - Analyst

Marcus Shin Goldman Sachs - Analyst

Brian Johnson Barclays - Analyst

Peter Lee NH Investment & Securities - Analyst

Adam Jonas Morgan Stanley - Analyst

Joseph Spak RBC Capital Markets - Analyst

Matt Stover Susquehanna International Group - Analyst

PRESENTATION

Operator

Hello. We’d like to welcome you to Samsung/Harman conference call. (Operator Instructions).

I will now turn the call over to Mr. David Steel, Executive Vice President and Head of Global Communications for Samsung Electronics. Mr. Steel, please go ahead.

David Steel - Samsung Electronics Limited - EVP and Head of Global Communications

Thank you. Welcome to today’s call about Samsung’s acquisition of Harman International Industries. The call will be hosted by Samsung Electronics’ President and Chief Strategy Officer, Young Sohn; and Harman’s Chairman, President, and CEO, Dinesh Paliwal.

Let us start on slide 2 by noting that this conference call will include certain forward-looking statements, as defined under US security laws, with respect to Samsung’s agreement to acquire Harman.

Any forward-looking statement speaks only as of the date on which such statement is made and neither Samsung nor Harman undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

A full declaration regarding forward-looking statements, and additional legal information, are available at the beginning of the accompanying presentation and should be read in conjunction with the call.

We really appreciate that all of you could join the call on such short notice.

So, with that, I’d like to turn it over to our President and Chief Strategy Officer, Young Sohn.

Young Sohn - Samsung Electronics Limited - President and Chief Strategy Officer

Good morning. Thank you for joining us. This is very exciting moment for us.

Turning to slide 3, let me start by sharing our vision for the future of connected cars. This is a key focus of Samsung’s long-term strategy: the car of tomorrow will be transformed by smart technology and connectivity in the same way simpler feature phones have become sophisticated smart devices over the past decade.

Drivers are increasingly demanding a better in-car experience, as well as broader range of connected services. In response, OEMs are looking to accelerate the implementation of smart, integrated technology and services to meet that demand.

We believe this market opportunity will be worth over $100 billion a year, by 2025.

We estimate the percentage of connected cars will more than double in the next 10 years to nearly 90%, and electronic content will increase from 29% to 38% of car’s value.

The potential is clear, but the challenge is how best to enter this market. We have been studying the automotive market for some time. We conclude that organic growth will not get us where we want to go fast enough.

By acquiring Harman, which is a market leader, we’ll immediately achieve critical mass. Together, we can help OEMs serve their customers even better. As part of Samsung, Harman can become a unique tier 1 player, able to deliver end-to-end connected car solutions.

Now, turning to slide 4, I’m very pleased to be sitting alongside Dinesh today. We are excited to tell you why we believe this combination is an ideal fit that will enable us to drive real value for our customers, employees, and shareholders.

Harman has a track record of innovation and superb reputation for excellence among its customers. It also has a market-leading technology, iconic audiograms, and a world-class management team. The pairing of Samsung’s mobile technology, semi-conductors, and displays will enhance Harman’s automotive and connected service businesses.

Leveraging Harman’s position as tier 1, automotive player will create substantial growth opportunities, and deliver benefits for customers.

In addition to a big automotive opportunity, we are excited to combine our respective audio and video expertise. This will enable us to enhance offerings for both consumers and professional end markets.

Long-term relationships are vital to success in the auto business. This is why we are so pleased that Dinesh and his management team will continue to work with us in this new — in this business.

Harman will operate as a wholly owned subsidiary of Samsung. We expect no change in its headquarters, facilities, workforce, or brands.

On slide 5, let me say a few words about Samsung’s long-term strategy.

We have been focused for some time on this attractive market. Last December, we set up an automotive electronics team to explore opportunities in the automotive technology space. We have made 15 venture investments in exciting innovative start-ups.

After assessing the market opportunity, we determined that the best way to accelerate our growth was by partnering with a leading tier 1 player. Harman is a market leader, and also like-minded partner. We both seek exciting new opportunities in the car and a potential for seamless connected lifestyle across automotive, home, mobile, and work.

This transaction will give us a strong position in a large and rapidly growing market. Together, we can provide full end-to-end solutions for the auto, OEMs, and consumers.

Our view is that partnering with OEMs is the best way to accelerate deployment of connected technologies. Samsung will not get into the business of manufacturing cars.

With that, I’d like to turn it over to Dinesh, who will introduce you to Harman and share their exciting story. Dinesh.

Dinesh Paliwal - Harman International Industries - Chairman, President and CEO

Thank you, Young. And good morning, everyone. Before I discuss what Harman brings to the combination, which is shown on slide 6, let me take a moment to discuss the value of this transaction to all of our constituencies.

I would like to say how excited we are about this combination with Samsung; one of the most innovative and admired companies in the world.

By joining forces with Samsung, we cement our outstanding track record of delivering compelling value to our shareholders.

Value creation is deeply embedded in our culture, as evidenced by the results we have achieved, but we cannot stand still. Based on the pace of change in the industry, we need to continue moving quickly to remain industry leaders.

With this transaction, we will deliver significant and immediate value to shareholders, while positioning Harman to gain greater scale and resources, and access to Samsung technology, to remain the leader and grow our market share in the coming years.

This transaction was carefully considered, and unanimously approved by Harman’s Board of Directors, as the best way to maximize value for our shareholders.

This transaction delivers significant and immediate value. At $112 per share in cash, we are delivering a premium of 28%, based on Harman’s closing price last Friday; and a 37% premium to Harman’s 30-day volume-weighted average price. This represents a multiple of approximately 10 times over last 12 months’ EBITDA; and, actually, 17 times P/E of LTM, or even calendar year 2016.

There is very little overlap between our companies. And Samsung has a history of growing and nurturing iconic brands: that’s why we expect a smooth path to completion and successful integration thereafter.

Both Samsung and Harman believe this transaction is an ideal strategic fit that will maximize our complementary strengths. Samsung’s global scale, R&D capabilities, and distribution channels will provide Harman the resources to broaden our technology portfolio, expand our reach, and accelerate the introduction of industry-first solutions.

We’re also excited about the benefits this transaction will deliver to employees, customers, and other stakeholders.

For our talented employees, we expect being part of a larger, more diversified global Company. That would create many exciting opportunities. I would like to thank all Harman employees for making this transaction possible.

Let me spend a few minutes on Harman, and why I’m so excited about our future as part of Samsung.

As you all know, Harman designs and engineers connected products and solutions for auto makers, consumers, and enterprise, worldwide. This includes connected car systems, audio and visual products, enterprise automation solutions, and connected services.

We have grown significantly and now have revenue of $7 billion, and EBITDA of $866 million on an LTM basis.

Our industry-leading automotive backlog was $24 billion as of June 30, 2016. Backlog is an indicator of our success, as well as a validation of customer confidence in our innovation pipeline.

Now, turning to slide 7, you can get a good sense of how we are organized and the relative size of our primary business areas. As you can see, our business is built to deliver connected technologies for consumers, from their homes to their cars, to their offices, and everywhere in between.

Harman has a core competency in designing sophisticated and highly integrated systems for cars. Samsung has deep knowledge of electronic components, including processors, memory chips, displays, as well as telecommunications, 5G connectivity, and IT system integration. We are also excited about how all of this can be leveraged with our customers.

In addition, our lifestyle audio business is a leading provider of technology and premium-branded sound solutions. Our professional solutions division serves the entertainment and enterprise markets. With this transaction, we will be a comprehensive system provider, offering a complete audio signal chain, along with Samsung’s unmatched display capabilities.

And finally, on the connected services front, our newest division, we are focused on software and services. We see incredible opportunities in IoT for the automotive, consumer, and professional markets.

Supporting Harman’s industry-leading solutions is our globally diverse workforce of incredible talent: more than 30,000 professionals around the world. We are fortunate to have such a deep bench of talent across our organization.

Samsung recognizes the strength and will operate our Company as a standalone subsidiary, following the close of the transaction.

I’m very proud and pleased that I’ll be continuing to lead Harman, along with our existing leadership team and workforce, as we also continue to take bold steps and decisive actions to win in the marketplace and work very closely with colleagues in Samsung.

With that, let me again say how excited the entire Harman team is to become part of this great Samsung organization. I look forward to working closely with Samsung, to achieve a seamless integration.

Looking ahead, the Harman team will continue to combine passion and purpose to deliver smart products, systems, software, and services that connect people, wherever they are. We are really looking forward to working together, and I know we’ll be even more successful together.

I will now turn the call back to Young.

Young Sohn - Samsung Electronics Limited - President and Chief Strategy Officer

Thank you, Dinesh. As you can see, on slide 8, Samsung is a leader in connected devices, core technology, and innovation; and Harman is a leader in branded audio technology, and has deep relationships in the automobile industry.

As the largest maker of consumer electronics, mobile, and core technologies, such as display and semiconductors, we bring powerful assets that can drive convergence of consumer in auto technologies and services. Together, we can grow bigger and faster than either of us could have done on our own.

The auto industry has long lead times, and Harman’s backlog is $24 billion, which gives excellent visibility into their performance.

Let me give you some more specifics on growth opportunities, in slide 9. Our vision of the connected car of the future includes a seamless user experience with a multiple display screens, enhanced entertainment systems, high-speed 5G connectivity, and artificial intelligence that one day will lead to driverless cars.

Through the combination of Samsung and Harman we’ll be positioned to address the four major trends that are transforming the auto industry: autonomous, connected, electric, and user experience.

While automotive electronics and the connected car are major drivers for our partnership, there are real opportunities in the home, offices, major public venues, and personal devices.

Importantly, we will be able to leverage our display and core technologies to enhance Harman’s audio businesses. Both companies can also leverage their combined strong consumer and professional channels, and we believe there are significant opportunities here.

Let me tell you about summary of transactions, in slide 10. As Dinesh described, this is a compelling opportunity for both shareholders. This transaction brings significant growth opportunities for us, and immediately accretive to our earnings.

We expect the transaction to close in mid 2017. Both Samsung and Harman are confident that we will obtain all necessary regulatory approvals in a timely manner.

On slide 11, let me show you the strong support this transaction is already receiving from leading automotive executives. Both Rick Hudi, formerly of Audi, and Steve Girsky, formerly of GM, believe making Harman part of Samsung will create a new kind of tier 1 player. Their comments are on this slide.

In summary, we are excited about this transaction, and look forward to working together with Dinesh and the entire Harman team in the years ahead.

As we have discussed, this transaction is about growth; and with Harman, we have found perfect partner to establish a significant presence in a rapidly transforming market.

With that, Dinesh and I will now take questions. Operator, please open the lines for questions.

QUESTION AND ANSWER

Operator

(Operator Instructions) Dohoon Lee, CIMB Securities.

Dohoon Lee - CIMB Investment Bank - Analyst

Congratulations on the deal. I am sure that both Samsung and Harman should have very exciting opportunities ahead.

My question is about synergies for Samsung Electronics’ existing business from the deal. That is regarding your consumer electronics, like mobile and TV; but also, more specifically, in terms of the impact on Samsung’s component businesses.

Can we expect this deal to expedite Samsung’s [validation] process to get into a global OEM [vendor list]? In other words, when can we expect auto application can be more noticeable and meaningful within Samsung’s component business revenue and earnings?

Young Sohn - Samsung Electronics Limited - President and Chief Strategy Officer

Great question. I think that one of the reasons why we made this announcement is that automotive industry has a different lifecycle than consumer electronic products. And having a tremendous relationship that Harman has built over time will help us to learn, help us to build a relationship, help us create design wins that will help our component business, as well as really core technologies that are required.

I mentioned about major trend around autonomous, connected, electric car, user experience. These are all new areas that are happening in front of us. And only when you work together with someone like Harman that has — that understand industry, with the core technologies that we invest in, we believe we can create better resolutions.

And, as you know, the lifecycle of this business is not a short term; it typically takes several years designing products. So my expectation is that somewhere in few years out you will see exciting design wins, based on our technology, that can change the experience for consumer base.

Dohoon Lee - CIMB Investment Bank - Analyst

Thank you.

Operator

Peter Yu, BNP.

Peter Yu - BNP Paribas Group - Analyst

Thanks for getting my question. Looks like this acquisition is Samsung’s efforts to get into this automotive technology market, and maybe use Harman as a springboard to get into the other parts of the auto parts business.

When you look at it, what will be the range of business scope on top of the Harman business that Harman used to do? Will you be getting into these kind of sensors, or computing boards for the autonomous driving car? And you mentioned electrification of cars. Does that mean that you will get into the powertrain and the other auxiliaries as well?

Now, I just want to get your long-term strategy in these automotive businesses.

Young Sohn - Samsung Electronics Limited - President and Chief Strategy Officer

Great. Good question. I just want to make sure we are clear. We did not make this announcement to get into more traditional businesses. We are really excited about where the car of the future is going.

And I made a comment about how we used to have feature phones that was you can get the calls from and you can send the calls, but today’s smartphone is a part of you: it has a presence, it has all your data, it is an information in your fingertips.

And I think that tomorrow’s car will have similar kind of opportunities, where your information will be seamlessly connected, your experience will be much different. And I think that, as an IT company, we are very excited where this new direction is.

I don’t think we’re interested in traditional powertrain or (technical difficulty), or body parts, or car seats, and things like that. This is all about new user experience, where technology and connectivity matters.

Peter Yu - BNP Paribas Group - Analyst

I see. Thank you.

Operator

David Lim, Wells Fargo Securities.

David Lim - Wells Fargo Securities - Analyst

Congratulations. And also, in Korean, (spoken in Korean).

Simply, the question that I wanted to ask is what is Samsung’s vision in autonomous? And how would you leverage artificial intelligence in Harman’s, well, I guess now is Samsung’s, iOnRoad technology for the autonomous vehicle, as well as active safety? Thank you.

Young Sohn - Samsung Electronics Limited - President and Chief Strategy Officer

I want to have Dinesh talk about his technology, but I’ll just add a comment about your comments around the importance of AI, importance of connectivity, and also just importance of autonomous direction, this direction is going.

I don’t know when autonomous car will be on the road, but we know there are many degrees of autonomous, semi-autonomous, safety. These are all very critical items.

So having a right sensors, having the right algorithms that can be able to diffuse different information that are coming from sensors, and then having a connectivity that can enable to have that information connected to the cloud, and then being able to analyze them to provide a better insight, these are all very critical parts of enablement that actually Harman already have many parts of that they bring.

What I would like to do is — that’s the goal where we’re going, but I’m going to have Dinesh articulate some of the investments, some of the work they’ve been doing. Dinesh?

Dinesh Paliwal - Harman International Industries - Chairman, President and CEO

I think it’s a great question. And, actually, it speaks for this integration of Samsung, Harman into Samsung.

If you think about what we have been doing and winning pretty decisively with such large backlog of pipeline, we are industrial leader in compute platform, in telematics, and application development on top of that. And we have done that very well across German industry, American, Asian industry.

On top of that, we have been building world-class telematics with gateway approach. Recently, industry-first award was won in Germany.

And we have been investing heavily in over-the-air update technologies, cyber security. In fact, NHTSA just recently, as we announced in our earnings call, announced, among all the cyber security technologies worldwide, Harman was ranked number one, world-class.

So if you think about L2/L3, you need compute platform, you need sensor fusion, you need distributed intelligence, instead of 80, 90 ECUs, maybe 20 to 25 powerful ECUs, so Samsung’s competence will absolutely will be at play for the processors, with memory.

And then, you talk about massive display technology. You will need a lot of displays, unique contextual user interface. Again, that’s Samsung’s competence.

So, if you see, this is highly complementary. There’s hardly any overlap, what we do, what they bring to the game.

In addition, Young has mentioned investing in some 15 start-ups for [air] (inaudible) and sensor fusion. Now you have it. Now you have the smarts and the automated parts of the car, which is where we want to focus.

I like the analogy: we don’t want to follow the pack, we want to be where the pack’s going to be. And that’s where we want to be, as a big strong tier 1 of smarts.

David Lim - Wells Fargo Securities - Analyst

Great. Thank you.

Dinesh Paliwal - Harman International Industries - Chairman, President and CEO

You’re welcome.

Operator

Daniel Kim, Macquarie.

Daniel Kim - Macquarie Research - Analyst

Harman has been on quite a roll, having just delivered another strong quarter result, so I’m wondering are you concerned whether your shareholders will view this price as appropriate or inadequate. Thank you.

Dinesh Paliwal - Harman International Industries - Chairman, President and CEO

Well, this transaction delivers a compelling and immediate value for Harman shareholders, $112 per share in cash; that represents 28% on the last Friday’s closing, and 37% premium to 30-day volume average price. As I said earlier in my comments, that, that represents 17 times P/E multiple of this last 12 months, also for this calendar year.

So we feel very good about it. And it is instant value-creation, as it is an all-cash transaction. So, it’s a great thing.

And also, when we go one step beyond our shareholders, our employees are also shareholders; and for that 30,000 people, it’s a synergy all across the world with Samsung technology and people.

So I feel, from shareholders’ point of view, our Board of Directors have always encouraged management team to maximize the value, and we have delivered, including, as you said, first quarter. And the value Samsung’s transaction represents is a very healthy margin.

Daniel Kim - Macquarie Research - Analyst

Great. Thank you.

Operator

Marcus Shin, Goldman Sachs.

Marcus Shin - Goldman Sachs - Analyst

As you mentioned, Samsung will likely pay around 37% premium to Harman’s 30-day volume-weighted average price, which could potentially raise concern on an over-pricing issue from some investors, from Samsung’s perspective, especially taking into account the fact that global auto-part companies are currently trading at around 5 to 6 times [E/V] EBITDA range for the next 12 months. Can you potentially walk me through how you come up with your pricing, if possible?

Dinesh Paliwal - Harman International Industries - Chairman, President and CEO

Let me start; and then, I’m sure my colleague, Young, would have something to say.

When we say auto parts, there’s a whole spectrum. We take great pride in saying we are unique. Our offerings are highly software algorithm driven, cloud-based analytics, data analytics.

I know there is an important for all kind of real estate in the car, whether it’s seats, and HVAC, and powertrain, a lot of metal, a lot of other things, but we are high-value end provider, and that’s the reason why we have such rich order backlog. And, in fact, we are the highest quartile profit margin company.

So, for that, our multiples are, we think, very good in line with the Harman’s shareholders’ expectations, and we are pleased with the outcome.

Young Sohn - Samsung Electronics Limited - President and Chief Strategy Officer

Yes, I would add, echo that. I think that a part maker is a very general way of looking at the industry.

Looking at Harman as a system company, system company with software; system company with architecture; system company with a large number of staff to their teams that enable the kind of service that Dinesh mentioned. So I am really happy that we actually had the deal where we can be able to meet their requirements, but yet being able to execute where we can be able to create this transition.

Marcus Shin - Goldman Sachs - Analyst

Okay. That’s very helpful. Thank you.

Operator

Brian Johnson, Barclays.

Brian Johnson - Barclays - Analyst

Yes, just want to understand, sort of thinking long term, — well, one quick housekeeping point, which is will this require a vote of Samsung shareholders?

The more interesting strategic question is how do you think this changes the competition for infotainment and electronic content in the car? And if we kind of think of a car circa 2020, 2021, what are the type of solutions that you think the two of you together can deliver? And then, what do you think that means for the more automotive silo tier 1 competitors?

Young Sohn - Samsung Electronics Limited - President and Chief Strategy Officer

Okay, let me answer the comments around the first question; and then, maybe, Dinesh can also add comment around the feature of car as well.

For the Samsung decision-making, our Board of Directors unanimously approved this deal last night, so I am very pleased to communicate that decision to you. And it does [now] require a vote of shareholders.

Dinesh Paliwal - Harman International Industries - Chairman, President and CEO

Brian, let me tell you, that’s a very passionate topic for me. You heard me talk about, look, this industry has been on a fast-pace transformation. 10 Years ago there were 250,000 lines of code and now we are shipping 30 million lines of code, a lot more than the Dreamliner airplane.

And we’re not stopping here. Industry is pushing the envelope, which means a transformation of whole electronic architecture, the instrument cluster, which is where Samsung brings in strong competence, that displays the artificial intelligence, the sense of fusion.

So that’s where the content is going, as you heard from Young, from low-30s to high-30s, although, actually, high-20s to low-30s content per car. Nearly one-third of the car value will come from software and electronics and content, like between Samsung and Harman we will have, so that’s very exciting. And the pie is expanding.

I think, from where I see industries and where we stand together, this is a big move. This will shake the industry. This is a massive-scale gain for Harman, highly complementary. And this will put pressure on the way industry is organized right now. For the traditional tier 1s to stay afloat, and to compete, and to be able to supply L2 and L3 type of car architecture either they have to invest heavily, which is long-term, organically, or they have to partner with someone.

And Brian, you have also heard me say, for last two years I have been saying, Harman is fantastic, very successful; but to be able to play big in L2, L3 and L4 we need to partner.

We have mentioned we have already a strong partner with Google, Apple, Microsoft, but this is a dream come true, because it’s so complementary. And we’ll be able to create proof of concept for the next design-ins to show them that what is possible.

So I think that’s where we are. Cars in 2020 would have some of the, hopefully, design wins, which will be jointly done by Samsung/Harman architecture.

Brian Johnson - Barclays - Analyst

Okay. Thank you.

Operator

Peter Lee, NH Investment & Securities.

Peter Lee - NH Investment & Securities - Analyst

Samsung and Harman combination looks good, but could you explain why this acquisition is good for Harman employees and Harman customers? Thank you.

Dinesh Paliwal - Harman International Industries - Chairman, President and CEO

Well, that’s a great one, because that was one of most exciting elements when we learnt from Young and Samsung team that they really expressed tremendous respect and value for our technology, our brands, and our employees, and the management.

As Young said, and I’m so proud actually to say, I will continue in my role; and my entire management team is delighted to be part of going forward, because some of the exciting things will happen together.

And all our employees are also being assured that this transaction is not about cost cutting, as many transactions bring: this one is about positive synergies from Samsung-rich scale of R&D, innovation. In fact, those are the things that will accelerate what Harman has been trying to do.

So it’s a lot of synergy here. And for a Harman employee, as I said, Samsung is a great global, highly diversified Company. It actually offers a lot many more personal and professional growth opportunities for Harman employees, unlike in Harman. So, all in all, it’s a slam dunk.

Young Sohn - Samsung Electronics Limited - President and Chief Strategy Officer

I’m going to just add a comment why I think that this creates a really exciting opportunity for Samsung and Harman together. And this is a lot to do with the fact, as you know, Samsung has been investing very heavily in the area of mobility, connectivity, semiconductors and display, but we have not been playing in the auto market.

By moving, by working together, we have an opportunity to please our customers, and being able to make our expansion of technology base to enable our customers, our employees, interact even bigger way than can do it alone.

Dinesh Paliwal - Harman International Industries - Chairman, President and CEO

I’m glad, Young, you mentioned that, very powerfully, statement. But I would also add to that, customers; that’s why we are here together. This integration, this acquisition is all about our customers and our shareholders. We need to create value for our shareholders, and we need to show value to our customers.

If you look at our customers, Samsung is not new to automotive industry; they have been the largest supplier of memory, and a lot of other electronic components. And Harman is very well known.

I think our customers do expect greater integration of sensors, software, algorithms, end-to-end service delivery, data analytics capability, cloud-based applications. These are not the competencies car industry has and that’s why the [bay area] companies have expressed interest; and sometimes they underestimate the complexity of the industry and they end up saying we’re going to get into car making.

Unlike that, Samsung has made a bold statement: we’re not getting into car making yet, we’re going to supply very high-end electronics, and system architecture and design, and end-to-end software analytics. I think it’s something what car industry has been asking for.

Peter Lee - NH Investment & Securities - Analyst

Thank you.

Operator

Adam Jonas, Morgan Stanley.

Adam Jonas - Morgan Stanley - Analyst

Dinesh and team, congratulations.

Dinesh Paliwal - Harman International Industries - Chairman, President and CEO

Adam, thank you.

Adam Jonas - Morgan Stanley - Analyst

Just simple question, was this a competitive process for you as you were exploring strategic opportunities? And if you’re able to give any color on that, that would be helpful for Harman shareholders. Thank you.

Dinesh Paliwal - Harman International Industries - Chairman, President and CEO

Adam, I always start, that one is very simple. You know we are in the industry, and I say we are in the know. We are tightly working with the think-tanks of German, Asian, and American car industry, and we partner with pretty much everybody. Google is a big partner; Apple is a partner; we work with Microsoft, bringing their productivity suite in the car first time; and. of course, all the silicon manufacturers. We have worked with Samsung, too.

When we looked at what would make the best combination this was a great choice for Samsung to look at Harman, and for us to look at Samsung. That prompted — this was a very fast process. The discussions started summer, and here we are.

Adam Jonas - Morgan Stanley - Analyst

Thank you.

Operator

Joseph Spak, RBC Capital Markets.

Joseph Spak - RBC Capital Markets - Analyst

Congrats, everyone. I think, in the world of technology, the idea of coopetition and frenemies, as Dinesh has put it in prior calls, is a little bit more commonplace. But as we enter this new world in automotive, where there are clear ambitions from other players, I was wondering if you can just give a view as to how you’re thinking about this web, which seems like it could get increasingly tangled? Thanks.

Dinesh Paliwal - Harman International Industries - Chairman, President and CEO

It is. And I think it’s a good thing for our industry, because I continue to believe — I don’t know there is any single tier 1 who has the total solution, unless they get out of their comfort zone and say we’re going to either collaborate or get into the scale. That’s what just happened here.

That’s what excites me. Because, come on, we have to put customer first. I think we’re going to bring a lot more. And, again, we are not saying we have all the solutions of tomorrow, but we’re not stopping here.

In Harman’s case, over the last seven years, Jo, you have seen we have made quite a few bolt-on technology acquisitions, from Redbend for OTA; for TowerSec for cyber security; iOnRoad for ADAS solutions; Symphony Teleca for data analytics and cloud-based applications.

And so has Samsung. They have been very strategically making investments in start-ups, and also in artificial intelligence companies, [speech] company.

So I think if you see the DNA of these two companies, very similar: very innovative, very fast-track. And this collaboration will actually expedite more collaboration, more cooperation, more frenemies.

We will compete. And they are our friends, and they are our enemies sometimes: they compete, they cooperate.

I’m going to have Young to comment on that, because he comes from this industry.

Young Sohn - Samsung Electronics Limited - President and Chief Strategy Officer

I think that the reality is that no one company can provide full spectrum of solution for your customer need. We must work with our partners, sometimes competitors, to create a platform that can be able to accelerate deployment of technologies.

I think it’s a misnomer, especially at Samsung, where we have whole bunch of [relationship] around components to subsystems and system [level].

I think that you will see our approach always said to being what is good for customers; how we can accelerate technology; and being able to drive that as a way to bring solution to customers, rather than trying to close the architecture or close the platforms. Open platform is really our mantra.

Operator

Matt Stover, SIG.

Matt Stover - Susquehanna International Group - Analyst

This is from the perspective of Samsung. I’m wondering, when you look at the spectrum of electronic and engineering capability within the Harman platform, what it is that was most appealing to you in terms of product area, where you saw an opportunity in the market, and you saw a need that was satisfied by the Harman portfolio. Thank you very much.

Young Sohn - Samsung Electronics Limited - President and Chief Strategy Officer

I think that’s a really good question. Obviously, when we look at the companies there are many things that we liked; the history of innovation. And we spent a lot of time on automotive, but I would actually start with the iconic technology innovation that started in audio sound — in audio for 70 years.

It’s a company that has built on a technology that are highly complementary with our video technologies. Combination of video and audio, we think we can build a very good business there as well.

But in automotive, in particular, it’s going through major changes. And I mentioned about the comparison of feature phone smartphone. I think a lot of technologies that we’ve been working together, as we are looking at it, Harman has a capability to integrate it; capability to work with the customers; capability to create a platform that can integrate the complete platform system with integration of different software and the cloud solutions.

I think Harman has been investing in this area for several years, and they’ve been evolving. We like what we see in terms of the number one connected car technology company, cloud capabilities, telematics capabilities, over-the-air updates, and very proven secure security features. These are very critical things that will help us view the platform, that can move us much faster into this market than doing it alone.

Matt Stover - Susquehanna International Group - Analyst

Thank you.

Operator

That was our final question. I’ll now turn the floor back over to management for any additional or closing remarks.

Young Sohn - Samsung Electronics Limited - President and Chief Strategy Officer

I really thank you, all of you, for joining us. I hope you have a better understanding of this important announcement that we made. We are very excited about this transaction, and we look forward to hearing from you more.

Dinesh Paliwal - Harman International Industries - Chairman, President and CEO

Very quickly, my last remark is for Harman shareholders. My management team and I feel very proud for all these years of value creation. And this transaction really shows what this company is worth: 37% weighted average for 30 days, and 28% on last Friday’s closing price, and 17 times P/E multiple.

We’re very happy. It’s all cash transactions, so it’s good value for our shareholders; and our Board of Directors unanimously approve that.

Operator

Ladies and gentlemen, thank you for participating in today’s call. This concludes the program. You all may now disconnect.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the “Investors” section of www.harman.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by writing to Harman International Industries, Incorporated, Attention: Corporate Secretary, 400 Atlantic Street, Suite 1500, Stamford, Connecticut 06901, or by calling (203) 328-3500.

Participants in the Solicitation

The Company and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, filed with the SEC on August 11, 2016, and its definitive proxy statement for the 2016 annual meeting of stockholders, filed with the SEC on October 25, 2016. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the transaction when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the “Investors” section of www.harman.com.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this communication, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may be subject to certain risks during the pendency of the transaction, and may not be able to complete the proposed transaction on the terms described herein or other acceptable terms or at all because of a number of factors, including without limitation (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain the requisite approval of the Company’s stockholders or the failure to satisfy the other closing conditions, (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the pending transaction and (4) the effect of the announcement of the pending transaction on the ability of the Company to retain and hire key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, which risk factors are incorporated herein by reference.

6.	Employee Video Transcript

SAMSUNG TO ACQUIRE HARMAN VIDEO TRANSCRIPT

November 14, 2016

Participants (Titles as displayed on screen):

Dinesh Paliwal

HARMAN International

Chairman, President & CEO

Young Sohn

Samsung Electronics

President & Chief Strategy Officer

Start:

TITLE CARD: SAMSUNG TO ACQUIRE HARMAN

Accelerating Growth in Connected Technologies

Dinesh Paliwal:

Well, first of all, I’m very excited that today’s big headline news is Samsung is making an acquisition of HARMAN.

Young Sohn:

We welcome all the new members that are joining us. And this is a big move for us as well. It is the largest transaction that we are announcing in our Samsung history.

Dinesh Paliwal:

At HARMAN, we are very proud [of] what we have built. We are market leader in all the businesses we’ve served, a company with 70 years of heritage and innovation and culture of customer orientation.

We’re bringing HARMAN into the fold of great Samsung, much larger company, a much more global company. Strongest— one of the strongest brand in the world. Known for the speed of innovation and customer orientation.

Young Sohn:

To me, this is a huge synergy between consumer electronics all the way to business that we are not in today, which is in automotive.

TITLE CARD: A Convergence of Technologies, Relationships and Brands

Young Sohn:

What we want to do is really provide our leading-edge technology. And along with the— Dinesh’s team, we can now, together, meet customers’ requirements better.

And the cars of tomorrow will be much different than cars of yesterday. And cars of tomorrow may be something like we went through with our feature phones. We used to have the simple functional phones, today smartphone is something that you use in your pocket as a part of your lives.

Dinesh Paliwal:

I cannot wait to see how we’ll bring in some of the best technology brains from Samsung to help us in automotive, in car audio, in professional and consumer audio, and apply those brains together.

Young Sohn:

HARMAN also brings tremendous history of engineering innovation in audio, and being able to communicate this through professional— services.

You know, we ship 600 million appliances plus phones a year. So imagine the connectivity opportunity between all of our products at home, at your pocket, with an automotive experience.

On Screen:

I’m so glad Dinesh brought the software and connected service capabilities into the company.

As you know, as the cars become all connected, that’s a requirement. It’s not an option. And we believe the software and connected service can be able to serve their customers much better by leveraging our technology with their experience.

TITLE CARD: Moving Forward Together

Young Sohn:

You know, we want to make sure we maintain the team and the focus and the relationships they have driven. So, Dinesh and his management team will continue to lead and drive.

What we are going to do is to create a synergy team, a synergy team that can be able to provide—technologies that we’re building in Korea and Silicon Valley and other locations and put it all together to accelerate entry into his business even faster than you could do it alone.

TITLE CARD: Turbocharging Growth

Dinesh Paliwal:

The value this transaction brings to our shareholders, I think they’ll be delighted that the investment has paid very well. When you look at our customers, they love what we do in HARMAN. We are the clear leader in supplying. We have nearly $25 billion order book in automotive alone. That’s two times bigger than any nearest competitor.

That means they trust HARMAN’s capability to transform the new possibilities into reality. When we explain to them that on top of that we’ll be able to bring world class connectivity, world class networking, world class—telematics solutions, ADAS, investment they have made, the whole IT infrastructure they have created, end-to-end service delivered in the cloud base, that is massive.

What should employees think and how should they transition from here? Starting with me. Customers first. Make sure we do not disrupt how we serve our customers. Our execution. Our commitments we have made. Because in the end, customers pay our salary. Number two. Nothing stops. No disruptions. We don’t need to think twice what we do and we will have a very seamless transition. There will be a very good integration team, joint teams put together who will look into areas, how we’re doing together. The same time, what I have understood, this marriage is all about turbocharging the growth.

Young Sohn:

There is no redundancy. There is a— only complementary skill set. It’s a technology that we need. It’s a customer that we don’t have. And it is integration capability along with what we can provide, we can even build a better experience for your customers.

TITLE CARD: Creating Opportunities for Employees

Dinesh Paliwal:

When it comes to our employees, I am absolutely convinced they will see a unique opportunity to expanding their own personal and professional growth. Culturally, we are very aligned. So I think our employees should find lot of opportunities. And I also want to say this is a testament to them, the company they built, which excited Samsung to look at HARMAN as a natural extension of what they wanted to do. We like to win at HARMAN. And I think Samsung will help us win even faster and longer.

TITLE CARD: Samsung and HARMAN Logos

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the “Investors” section of www.harman.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by writing to Harman International Industries, Incorporated, Attention: Corporate Secretary, 400 Atlantic Street, Suite 1500, Stamford, Connecticut 06901, or by calling (203) 328-3500.

Participants in the Solicitation

The Company and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, filed with the SEC on August 11, 2016, and its definitive proxy statement for the 2016 annual meeting of stockholders, filed with the SEC on October 25, 2016. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the transaction when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the “Investors” section of www.harman.com.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this communication, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may be subject to certain risks during the pendency of the transaction, and may not be able to complete the proposed transaction on the terms described herein or other acceptable terms or at all because of a number of factors, including without limitation (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain the requisite approval of the Company’s stockholders or the failure to satisfy the other closing conditions, (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the pending transaction and (4) the effect of the announcement of the pending transaction on the ability of the Company to retain and hire key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, which risk factors are incorporated herein by reference.

###

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the “Investors” section of www.harman.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by writing to Harman International Industries, Incorporated, Attention: Corporate Secretary, 400 Atlantic Street, Suite 1500, Stamford, Connecticut 06901, or by calling (203) 328-3500.

Participants in the Solicitation

The Company and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, filed with the SEC on August 11, 2016, and its definitive proxy statement for the 2016 annual meeting of stockholders, filed with the SEC on October 25, 2016. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the transaction when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the “Investors” section of www.harman.com.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this communication, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may be subject to certain risks during the pendency of the transaction, and may not be able to complete the proposed transaction on the terms described herein or other acceptable terms or at all because of a number of factors, including without limitation (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain the requisite approval of the Company’s stockholders or the failure to satisfy the other closing conditions, (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the pending transaction and (4) the effect of the announcement of the pending transaction on the ability of the Company to retain and hire key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, which risk factors are incorporated herein by reference.